UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

INTERNATIONAL MONEY EXPRESS, INC.

(Name of Registrant as Specified in its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

INTERNATIONAL MONEY EXPRESS, INC.

2022 Annual Meeting
Vote by June 23, 2022
11:59 PM ET



INTERNATIONAL MONEY EXPRESS, INC.
9480 SOUTH DIXIE HIGHWAY
MIAMI, FL 33156

D85507-P74488

You invested in INTERNATIONAL MONEY EXPRESS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 24, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 24, 2022
11:00 a.m., Eastern Time

Miami Marriott Dadeland
9090 S. Dadeland Blvd.
Miami, FL 33156

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  Voting Items  Board Recommends  Election of three Class I directors to the board of directors of International Money Express, Inc. to serve for a term of three years or until their respective successors are duly elected and qualified.Nominees:Bernardo FernándezLaura MaydónJustin Wender  For  2. Ratification of BDO USA, LLP as International Money Express, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022.  For  NOTE: In the proxies’ discretion, in accordance with the recommendation of the Company’s board of directors, the proxies are authorized to vote on any other matter that may properly be presented at the 2022 Annual Meeting of Stockholders or any adjournments, continuation or postponement thereof.        D85508-P74488